UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2008

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California 90071

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (213) 593-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K/A that are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may constitute forward-looking statements.  Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision, including the estimates and assumptions used by the Company in preparing the pro forma financial information included in this Current Report on Form 8-K/A that could cause actual results to differ materially from those expected or implied by the forward-looking statements or the estimates or assumptions used.  Such forward-looking statements include, without limitation, the Company’s preliminary estimated adjustments to record the assets and liabilities of the Company at their respective estimates of fair values under purchase accounting and are based on current available information.

Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information regarding the fair values of assets and liabilities becoming available, the performance of additional fair value analyses, and risk factors identified in the Company’s periodic filings with the SEC, including without limitation in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.  Factors other than those listed above also could cause the Company’s results to differ materially from expected results.

Item 2.01               Completion of Acquisition or Disposition of Assets.

On July 31, 2008, AECOM Technology Corporation (“AECOM” or “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting its acquisition of Earth Tech (“Earth Tech”), a business unit of Tyco International Ltd.  This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.  The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01               Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements required by Item 9.01(a) of Form 8-K are included in this report:

Audited combined financial statements of Earth Tech as of and for the years ended September 28, 2007, September 29, 2006, and September 30, 2005 are attached hereto as Exhibit 99.1.

Unaudited condensed combined balance sheet of Earth Tech as of June 27, 2008 and unaudited condensed combined statements of operations of Earth Tech for the nine months ended June 27, 2008 and June 29, 2007 are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The following pro forma financial information required by Item 9.01(b) of Form 8-K is included in this report:

Unaudited pro forma condensed combined balance sheet as of June 30, 2008, and unaudited pro forma condensed combined statements of operations for the year ended September 30, 2007 and for the nine months ended June 30, 2008 of AECOM Technology Corporation are attached hereto as Exhibit 99.3.

(d) Exhibits

99.1	Audited combined financial statements of Earth Tech as of and for the years ended September 28, 2007, September 29, 2006, and September 30, 2005.

99.2

Unaudited condensed combined balance sheet of Earth Tech as of June 27, 2008 and unaudited condensed combined statements of operations of Earth Tech for the nine months ended June 27, 2008 and June 29, 2007.

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2008, and unaudited pro forma condensed combined statements of operations for the year ended September 30, 2007 and for the nine months ended June 30, 2008 of AECOM Technology Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM TECHNOLOGY CORPORATION

Date: October 10, 2008	By:	/s/ MICHAEL S. BURKE
Michael S. Burke
Executive Vice President, Chief Financial Officer and Chief Corporate Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited combined financial statements of Earth Tech as of and for the years ended September 28, 2007, September 29, 2006, and September 30, 2005.

99.2

Unaudited condensed combined balance sheet of Earth Tech as of June 27, 2008 and unaudited condensed combined statements of operations of Earth Tech for the nine months ended June 27, 2008 and June 29, 2007.

99.3

Unaudited pro forma condensed combined balance sheet as of June 30, 2008, and unaudited pro forma condensed combined statements of operations for the year ended September 30, 2007 and for the nine months ended June 30, 2008 of AECOM Technology Corporation.